                                                                     Exhibit 4.9

                        TRUST SUPPLEMENT NO. 2000-1C-2
                                      TO
                         PASS THROUGH TRUST AGREEMENT


                           Dated as of July 31, 2000

                                    between

                            UNITED AIR LINES, INC.

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                                  as Trustee


                              ===================


                                  $86,401,000

     United Airlines Enhanced Pass Through Certificates, Series 2000-1C-2

                        TRUST SUPPLEMENT NO. 2000-1C-2

                           Dated as of July 31, 2000

             Enhanced Pass Through Certificates, Series 2000-1C-2

                               ----------------

                               Table of Contents

                               ----------------

                                                                            Page
                                                                            ----
                        ARTICLE I  DECLARATION OF TRUST
Section 1.01.  Declaration of Trust.......................................     2

                          ARTICLE II  THE CERTIFICATES
Section 2.01.  The Certificates...........................................     2

                            ARTICLE III  DEFINITIONS
Section 3.01.  Definitions................................................     3

                            ARTICLE IV  THE TRUSTEE
Section 4.01.  The Trustee................................................     4

                      ARTICLE V  MISCELLANEOUS PROVISIONS
Section 5.01.  Basic Agreement Ratified...................................     4
Section 5.02.  GOVERNING LAW..............................................     4
Section 5.03.  Execution in Counterparts..................................     4

Exhibit A   Form of Certificate
Exhibit B   Scheduled Payments of Principal on Class C-2 Certificates

Exhibit C   Trust Owned Notes, Principal Amounts and Maturities
Exhibit D   Aircraft, Registration Numbers and Maturities
Exhibit E   Note Documents

                        TRUST SUPPLEMENT NO. 2000-1C-2

          This Trust Supplement No. 2000-1C-2, dated as of July 31, 2000 (herein called the "Trust Supplement"), between United Air Lines, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company of Connecticut, National Association, a national banking association (the "Trustee"), to the Pass Through Trust Agreement, dated as of July 31, 2000 (the "Basic Agreement"), between the Company and the Trustee.

          WHEREAS, the Basic Agreement, which is unlimited as to the aggregate principal amount of Certificates that may be issued thereunder, has heretofore or concurrently herewith been executed and delivered;

          WHEREAS, pursuant to each Owned Aircraft Indenture with respect to the thirteen Owned Aircraft, United proposes to issue on a recourse basis the United Equipment Notes to refinance its current indebtedness originally incurred to finance the Owned Aircraft;

          WHEREAS, pursuant to each Leased Aircraft Indenture with respect to the six Leased Aircraft, (i) the related Owner Trustees have issued on a nonrecourse basis Leased Equipment Notes and the current holders of such notes propose to sell such notes to AFE Trust and (ii) AFE Trust proposes to issue on a nonrecourse basis the AFE Notes to refinance the current indebtedness originally incurred to finance the purchase of the Leased Aircraft;

          WHEREAS, pursuant to the 747 Leased Aircraft Indenture with respect to the one 747 Leased Aircraft, the related Owner Trustee proposes to issue on a nonrecourse basis the 747 Leased Equipment Notes to refinance its current indebtedness originally incurred to finance the 747 Leased Aircraft;

          WHEREAS, the Trustee intends to declare the creation of this 2000-1C-2 Trust (the "Class C-2 Trust") for the benefit of the Certificateholders of the Class C-2 Certificates to be issued in respect of such Class C-2 Trust, and the initial Certificateholders of the Class C-2 Certificates, as grantors of such Class C-2 Trust, by their respective acceptances of the Class C-2 Certificates, shall join in the creation of the Class C-2 Trust with the Trustee;

          WHEREAS, all Certificates to be issued by the Class C-2 Trust will evidence fractional undivided interests in the Class C-2 Trust created hereby and will convey no rights, benefits or interests in respect of any property other than the Trust Property of the Class C-2 Trust;

          WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, and the Note Purchase Agreements, the Trustee on behalf of the Class C-2 Trust shall purchase the Series C-2 United Equipment Notes issued by the Company and the Series C-2 747 Leased Equipment
Note issued by the Owner Trustee under the 747 Leased Aircraft Indenture, in each case having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class C-2 Certificates issued hereunder and shall hold such Notes in trust for the benefit of the Class C-2 Certificateholders;

          WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:


                                   ARTICLE I
                              DECLARATION OF TRUST

          Section 1.01 Declaration of Trust. The Trustee hereby declares the creation of this Class C-2 Trust for the benefit of the Certificateholders of the Certificates issued hereunder, and the initial Certificateholders, as the grantors of the Class C-2 Trust, by their respective acceptances of the Certificates issued hereunder, join in the creation of this Class C-2 Trust with the Trustee.


                                  ARTICLE II
                               THE CERTIFICATES

          Section 2.01 The Certificates. There is hereby created a class of Certificates to be issued under the Agreement, designated and to be distinguished and known as "United Airlines Enhanced Pass Through Certificates, Series 2000-1C-2" (the "Class C-2 Certificates"). Each Certificate represents a Fractional Undivided Interest in the Class C-1 Trust created hereby. The terms and conditions applicable to the Class C-2 Certificates are as follows:

          1. The maximum aggregate principal amount of the Class C-2 Certificates that shall be authenticated under the Agreement (except for Class C-2 Certificates authenticated and delivered pursuant to Sections 3.04, 3.07 and 3.10 of the Basic Agreement) upon their initial issuance is $86,401,000.

          2.  The Cut-off Date is July 31, 2000.

          3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each January 1 and July 1, commencing on January 1, 2001 and ending January 1, 2014.

          4. The Special Distribution Dates with respect to the Class C-2 Certificates are any Business Day on which a Special Payment is to be distributed pursuant to the Agreement.

          5. The Class C-2 Certificates shall be in the form attached hereto as Exhibit A.

          6. The Scheduled Payments of principal shall be as set forth in Exhibit B.

          7. The proceeds of the Class C-2 Certificates issued under the Class 2000-1C-2 Trust shall be used to purchase the Trust Owned Notes described in Exhibit C.

          8. The Trust Owned Notes described in paragraph 7 relate to the Aircraft listed in Exhibit D.

          9.  The related Note Documents are listed in Exhibit E.

          10. The Class C-2 Certificates shall bear the following legend:

          EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF
          SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.


                                  ARTICLE III
                                  DEFINITIONS

          Section 3.01 Definitions. Unless otherwise specified herein, capitalized terms used herein without definition shall have the respective meanings specified heretofore in the Basic Agreement or in the Intercreditor Agreement.


                                  ARTICLE IV
                                  THE TRUSTEE

          Section 4.01 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.


                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

          Section 5.01 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

          Section 5.02 GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE CLASS C-2 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 5.03 Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.


                              UNITED AIR LINES, INC.

                              By:___________________________

                                 Name:
                                 Title:

                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                    as Trustee


                                    By:________________________________

                                          Name:
                                          Title:

                                   EXHIBIT A
                                   ---------

                              FORM OF CERTIFICATE

                             CLASS C-2 CERTIFICATE

                            REGISTERED $86,401,000
                         Fractional Undivided Interest
                                    No. R-1


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR");
(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSON RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO UNITED AIR LINES, INC., (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (3) REPRESENTS THAT IT IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS

CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSONS, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR
(B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

             UNITED AIRLINES 2000-1C-2 ENHANCED PASS THROUGH TRUST


      UNITED AIRLINES ENHANCED PASS THROUGH CERTIFICATE, SERIES 2000-1C-2


           Final Expected Regular Distribution Date: January 1, 2014


evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft owned by or leased to United Air Lines, Inc.

     THIS CERTIFIES THAT FOUR STAR LEASING, INC., for value received, is the registered owner of a EIGHTY-SIX MILLION, FOUR HUNDRED ONE THOUSAND DOLLARS ($86,401,000) Fractional Undivided Interest in the United Airlines 2000-1C-2 Pass Through Trust (the "Trust") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Trustee") pursuant to a Pass Through Trust Agreement, dated as of July 31, 2000 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2000-1C-2 (collectively, the "Agreement") between the Trustee and United Air Lines, Inc., a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "United Airlines Enhanced Pass Through Certificates, Series 2000-1C-2" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement.

     By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by the provisions of the Agreement, the Intercreditor Agreement and the 747 Leased Equipment Note Purchase Agreement and the United Equipment Note Purchase Agreement. The property of the Trust includes (i) certain Equipment Notes and all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account and (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement and the Note Purchase Agreements, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement and the 747 Leased Equipment Note Purchase Agreement and the United Equipment Note Purchase Agreement (the "Trust Property"). Each issue of the Trust Owned Notes is secured by, among other things, a security interest directly or indirectly in the Aircraft leased to or owned by the Company.

     The Certificates represent Fractional Undivided Interests in the Trust, all other trusts of the same class and the Trust Property, and have no rights, benefits or interest in respect of any assets or property of any trust of another class.

     Interest applicable to this Certificate will be payable at a rate equal to 8.450%.

     Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the 747 Leased Equipment Note Purchase Agreement and the United Equipment Note Purchase Agreement, from and to the extent of funds then available to the Trustee, there shall be distributed on each January 1 and July 1 (a "Regular Distribution Date"), commencing on January 1, 2001, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding such Regular Distribution Date, an amount in respect of the Scheduled Payments on the Trust Owned Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement, the 747 Leased Equipment Note Purchase Agreement and the United Equipment Note Purchase Agreement, if Special Payments on the Trust Owned Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Trust Owned Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the next Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

     Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

     THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER OF THIS CERTIFICATE UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose or obligatory.

          IN WITNESS WHEREOF, the Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.


                                            UNITED AIRLINES 2000-1C-2 PASS
                                            THROUGH TRUST

                                            By:  STATE STREET BANK AND TRUST
                                            COMPANY OF CONNECTICUT, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Trustee



Dated:                                      By:
       ----------------------                   -------------------------------

                                                Name:
                                                      -------------------------

                                                Title:
                                                       ------------------------

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Certificates referred to in the within-mentioned Trust Agreement.


State Street Bank and Trust Company      State Street Bank and Trust
of Connecticut, National Association,    Company of Connecticut, National
not in its individual capacity but       Association, not in its individual
solely as Trustee                        capacity but solely as Trustee

By:                                      By:
    -------------------------                -----------------------------
                                                 Authenticating Agent

                                         By:
                                             -----------------------------

                           [REVERSE OF CERTIFICATE]


          The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any of their Affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it shall look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, at its Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust shall be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Certificateholder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

                            FORM OF TRANSFER NOTICE


          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

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please print or typewrite name and address including zip code of assignee


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the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing


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attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.



Date:                                       [Name of Transferor]


                                            -----------------------------------

                                       NOTE: The signature must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


Signature Guarantee:
                     ------------------

                               MANNER OF TRANSFER


     This form shall be completed if this Certificate or an interest herein is transferred within two years after the later of the original issuance of the certificate or the last date on which this certificate was held by United Air Lines, Inc., the Trustee or any Affiliate of any such Person. This form shall be delivered to the Trustee upon completion.

     The Holder of the United Airlines Enhanced Pass Through Certificate, Series 2000-1C-2 hereby transfers a beneficial interest in the aforesaid certificate to ________________, in one of the following permissible transfers:

     [_]  To United Air Lines, Inc.

     [_] To a qualified institutional buyer in compliance with Rule 144A under the Securities Act

     [_] To an institutional accredited investor acquiring $100,000 or more aggregate principal amount of this Certificate that has, prior to this transfer, furnished to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of this Certificate

     [_] Pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available)

     [_]  Pursuant to an effective registration statement under the Securities
          Act

                                   EXHIBIT B
                                   ---------

                        SCHEDULED PAYMENTS OF PRINCIPAL
                           ON CLASS C-2 CERTIFICATES


      Payment Date            Principal Payment
      ------------            -----------------

                                   EXHIBIT C
                                   ---------

                               TRUST OWNED NOTES
                        PRINCIPAL AMOUNTS AND MATURITIES

  Trust Owned Notes                  Principal Amount                 Maturity
  -----------------                  ----------------                 --------

                                   EXHIBIT D

                 AIRCRAFT, REGISTRATION NUMBERS AND MATURITIES

                                         Aircraft
                                       Registration
  Aircraft                                Number                       Maturity
  --------                             ------------                    --------






                                   EXHIBIT E

                                NOTE DOCUMENTS

                       Aircraft
                     Registration
Aircraft                Number                  Note Document
--------             ------------              --------------
Owned
-----
Airbus A320-232         N454UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Airbus A320-232         N455UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Airbus A320-232         N456UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Airbus A320-232         N457UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Airbus A320-232         N458UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Airbus A320-232         N459UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

                       Aircraft
                     Registration
Aircraft                Number                  Note Document
--------             ------------              --------------
Boeing 757-222          N596UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 767-322ER        N673UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 767-322ER        N674UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 777-222ER        N207UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 777-222ER        N208UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 777-222ER        N209UA        Participation Agreement
                                      Trust Indenture and Mortgage
                                      United Equipment Note, Series A-1
                                      United Equipment Note, Series A-2
                                      United Equipment Note, Series B

Boeing 777-222ER        N210UA        Participation Agreement

                                    Trust Indenture and Mortgage
                                    United Equipment Note, Series A-1
                                    United Equipment Note, Series A-2
                                    United Equipment Note, Series B

                     Aircraft
Aircraft           Registration
Leased                Number                      Note Document
------             ------------                   --------------
Boeing 747-422        N171UA        Participation Agreement, as amended
                                    First Amended and Restated Trust Indenture
                                     and Security Agreement
                                    Lease Agreement, as amended
                                    747 Lease Equipment Note, Series A-1
                                    747 Lease Equipment Note, Series B
                                    747 Lease Equipment Note, Series C-2